M Fund, Inc.
Supplement dated as of October 19, 2007, to the
Prospectus and Statement of Additional Information dated April 30, 2007

Effective July 2007, Mr. Thomas Zankel no longer serves as a secondary portfolio manager of the Business Opportunity Value Fund (“Fund”), and accordingly all references to Mr. Zankel have been deleted from both the Prospectus and the Statement of Additional Information.  These deletions occur in the following sections:  the second paragraph of page 24 of the Prospectus; the last paragraph of page 28 and the fifth paragraph of page 29 of the Statement of Additional Information. Mr. David Cohen remains as the primary portfolio manager of the Fund.